SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Aberdeen Street Trust
(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IMPORTANT

SHAREHOLDER UPDATE

Fidelity Freedom Income Fund

Fidelity Freedom 2000 Fund

Fidelity Freedom 2005 Fund

Fidelity Freedom 2010 Fund

Fidelity Freedom 2015 Fund

Fidelity Freedom 2020 Fund

Fidelity Freedom 2025 Fund

Fidelity Freedom 2030 Fund

Fidelity Freedom 2035 Fund

Fidelity Freedom 2040 Fund

Funds of

Fidelity Aberdeen Street Trust

URGENT PROXY INFORMATION

A few weeks ago we mailed you proxy information to enable you to vote on important proposals that affect the funds and your investment(s). It has been called to our attention that we have not yet received your ballot. This information describes each proposal and asks for your vote on these important issues.

The Special Meeting of Shareholders scheduled for January 19, 2005 was adjourned to February 16, 2005 because of insufficient shareholder response to the recent proxy mailings. Many more shareholders must vote their proxies for the fund to be able to hold its meeting. We urge you to vote your proxy without further delay.

Your vote is important, no matter how large or small your holdings may be.

We are writing to remind you that your participation is extremely important. The Special Meeting of Shareholders scheduled for February 16, 2005 cannot be held until we receive a majority of the votes. If you do not plan to cast your vote at the meeting on February, 2005, please indicate your vote on the enclosed proxy card(s). Shareholders who hold more than one account in a fund will receive a separate card for each account and should vote each card.

Voting is quick and easy. Please vote now using one of these options:

1. Vote By Touch-Tone Phone 1-888-221-0697
Please call the toll-free number printed on your proxy card(s) and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.

2. Vote by Internet
Please visit the web site indicated on your proxy card(s) and follow the online instructions.

3. Vote by Mail
Please mail your signed proxy card(s) in the postage-paid envelope.

PLEASE VOTE YOUR PROXY NOW

Please note, ALAMO Direct Mail Services, Inc. may be utilized to solicit shareholder votes by telephone on behalf of the funds. The funds may also arrange to have votes recorded by telephone. In the event that you receive a telephone call from a ALAMO Direct Mail Services, Inc. representative, you may be asked to verify the last 4 digits of your Social Security Number or Tax Identification Number for identification verification.

If you have already voted, thank you for your response. If you have any further questions or would like to receive another copy of the proxy statement, please call Fidelity at 1-800-544-3198. We appreciate your immediate attention. Thank you.

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You may be asked to vote on the following proposals:

1. To elect a Board of Trustees.

2. To modify the fundamental investment objective of each of Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, and Fidelity Freedom 2040 Fund.

1. To elect a Board of Trustees.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 14 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are four "interested" trustees and ten "non-interested" trustees. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with Fidelity Management & Research Co. (FMR). Interested Trustees are compensated by FMR. Non-interested Trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Each non-interested Trustee receives a fee for his or her service on the Board. Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. You can find the compensation table, which details these fees, in the proxy statement.

Where is the compensation deferred to?

Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by non-interested Trustees under the Plan will directly be linked to the performance of the Referenced Funds. This aligns the interest of the Trustees with the interests of the shareholders at-large.

2. To modify the fundamental investment objective of each of Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, and Fidelity Freedom 2040 Fund.

Why are you modifying each fund's fundamental investment objective?

The purpose of this proposal is to ensure that when the target asset allocation of each fund matches that of Fidelity Freedom Income Fund, the investment objectives will be similar so that each fund will be able to combine with Fidelity Freedom Income Fund without a shareholder vote, as originally designed, and will not be subject to a new technical requirement under Rule 17a-8 of the 1940 Act that might require a shareholder vote before the fund could be combined with Freedom Income Fund. The requested action will have no material effect on the way each fund is managed and will preserve the intended operation of the Freedom Fund product line, as described in the funds' prospectus and marketing materials.

Has the funds' Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is November 22, 2004.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may also vote through the internet by visiting www.proxyweb.com/proxy and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-3198.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

IMPORTANT

SHAREHOLDER UPDATE

Fidelity Advisor Freedom Income Fund

Fidelity Advisor Freedom 2000 Fund

Fidelity Advisor Freedom 2005 Fund

Fidelity Advisor Freedom 2010 Fund

Fidelity Advisor Freedom 2015 Fund

Fidelity Advisor Freedom 2020 Fund

Fidelity Advisor Freedom 2025 Fund

Fidelity Advisor Freedom 2030 Fund

Fidelity Advisor Freedom 2035 Fund

Fidelity Advisor Freedom 2040 Fund

Funds of

Fidelity Aberdeen Street Trust

URGENT PROXY INFORMATION

A few weeks ago we mailed you proxy information to enable you to vote on important proposals that affect the funds and your investment(s). It has been called to our attention that we have not yet received your ballot. This information describes each proposal and asks for your vote on these important issues.

The Special Meeting of Shareholders scheduled for January 19, 2005 was adjourned to February 16, 2005 because of insufficient shareholder response to the recent proxy mailings. Many more shareholders must vote their proxies for the fund to be able to hold its meeting. We urge you to vote your proxy without further delay.

Your vote is important, no matter how large or small your holdings may be.

We are writing to remind you that your participation is extremely important. The Special Meeting of Shareholders scheduled for February 16, 2005 cannot be held until we receive a majority of the votes. If you do not plan to cast your vote at the meeting on February 16, 2005, please indicate your vote on the enclosed proxy card(s). Shareholders who hold more than one account in a fund will receive a separate card for each account and should vote each card.

Voting is quick and easy. Please vote now using one of these options:

1. Vote By Touch-Tone Phone 1-888-221-0697
Please call the toll-free number printed on your proxy card(s) and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.

2. Vote by Internet
Please visit the web site indicated on your proxy card(s) and follow the online instructions.

3. Vote by Mail
Please mail your signed proxy card(s) in the postage-paid envelope.

PLEASE VOTE YOUR PROXY NOW

Please note, ALAMO Direct Mail Services, Inc. may be utilized to solicit shareholder votes by telephone on behalf of the funds. The funds may also arrange to have votes recorded by telephone. In the event that you receive a telephone call from a ALAMO Direct Mail Services, Inc. representative, you may be asked to verify the last 4 digits of your Social Security Number or Tax Identification Number~~-~~ for identification verification.

If you have already voted, thank you for your response. If you have any further questions or would like to receive another copy of the proxy statement, please call Fidelity at 1-800-544-3198. We appreciate your immediate attention. Thank you.

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You may be asked to vote on the following proposals:

1. To elect a Board of Trustees.

1. To elect a Board of Trustees.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 14 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are four "interested" trustees and ten "non-interested" trustees. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with Fidelity Management & Research Co. (FMR). Interested Trustees are compensated by FMR. Non-interested Trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Each non-interested Trustee receives a fee for his or her service on the Board. Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. You can find the compensation table, which details these fees, in the proxy statement.

Where is the compensation deferred to?

Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by non-interested Trustees under the Plan will directly be linked to the performance of the Referenced Funds. This aligns the interest of the Trustees with the interests of the shareholders at-large.

Has the funds' Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is November 22, 2004.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may also vote through the internet by visiting www.proxyweb.com/proxy and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-877-208-0098.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."